Exhibit 32.02

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of SAN Holdings, Inc. (the "Company") on Form 10-K for the period ended December 31, 2004 (the "Report"), I, Robert C. Ogden, Chief Financial Officer and Principal Financial and Accounting Officer of the Company, certify, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and


(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of December 31, 2004 and for the periods then ended.


Date: March 29, 2005
                               /s/ Robert C. Ogden
                               ------------------------------------------------
                                   Robert C. Ogden, Chief Financial Officer and
                                   Principal Financial and Accounting Officer